Exhibit 99.2

 South Plains Financial  First Quarter 2026  Earnings Presentation  April 28, 2026

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains”, “SPFI”, or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the impact on us and our customers of a decline in general economic conditions and any regulatory responses thereto; slower economic growth rates or potential recession in the United States and our market areas uncertainty or perceived instability in the banking industry as a whole; increased competition for deposits in our market areas among traditional and nontraditional financial services companies, and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment or further reductions in interest rates and a resulting decline in net interest income; the lingering inflationary pressures, and the risk of the resurgence of elevated levels of inflation, in the United States and our market areas; the uncertain impacts of current and future monetary policies of the Board of Governors of the Federal Reserve System; changes in unemployment rates in the United States and our market areas; adverse changes in customer spending, borrowing and savings habits; declines in commercial real estate values and prices; a deterioration of the credit rating for U.S. long-term sovereign debt or the impact of uncertain or changing political conditions, including federal government shutdowns and uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; severe weather, natural disasters, military conflicts (including the conflicts in the Middle East, the possible expansion of such conflicts and potential geopolitical and economic consequences), acts of terrorism, geopolitical instability, domestic civil unrest or other external events, including as a result of the impact of the policies of the current U.S. presidential administration or Congress; the impacts of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts and the resulting impact on the Company and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; our ability to recognize the expected benefits and synergies of our completed acquisitions; changes in accounting principles and standards, including those related to loan loss recognition under the current expected credit loss, or CECL, methodology; and changes in applicable laws regulations, or policies in the United States. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ of such documents, and other documents South Plains files or furnishes with the SEC from time to time, which are available on the SEC’s website, www.sec.gov. Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition of the Company as reported under GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 First Quarter 2026 Highlights  Net income for 1Q’26 was $14.5 million, compared to $15.3 million for 4Q’25  Diluted earnings per share for 1Q’26 was $0.85, compared to $0.90 for 4Q’25  Net interest margin was 4.04% for 1Q’26, compared to 4.00% for 4Q’25  Loans HFI were $3.10 billion as of March 31, 2026, compared to $3.14 billion as of December 31, 2025  Deposits totaled $4.03 billion as of March 31, 2026, compared to $3.87 billion as of December 31, 2025  Nonperforming assets to total assets improved to 0.13% as of March 31, 2026, compared to 0.26% as of December 31, 2025  Tangible book value (non-GAAP) per share(2) was $29.65 as of March 31, 2026, compared to $29.05 as of December 31, 2025  Completed the merger of BOH Holdings, Inc. (“BOH”) with and into South Plains and the merger of BOH’s wholly-owned subsidiary, Bank of Houston, with and into City Bank, all effective on April 1, 2026  4  Source: Company documents  Net interest margin is calculated on a tax-equivalent basis  Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP  Loans Held for Investment  (“HFI”) $3.10 B  Average Yield on Loans  6.83%  Net Income   $14.5 M  EPS - Diluted  $0.85  Net Interest Margin (1)  (“NIM”) 4.04%  Total Deposits  $4.03 B  Return on Average Assets (“ROAA”) 1.31%  Efficiency Ratio   65.33%  First Quarter 2026

 Loan Portfolio  1Q’26 Highlights  Loans HFI decreased by $41.0 million, or 1.3%, from 4Q'25, primarily due to the expected early payoff of a $29.7 million multifamily loan and seasonal net paydowns in agricultural loans of $24.4 million, partially offset by organic growth   The average yield on loans was 6.83% for 1Q’26, compared to 6.79% for 4Q’25. There was problem loan interest and fee recoveries as noted:  1Q’26 - $545 thousand; positively impacted the loan yield by 7 bps  3Q’25 - $640 thousand; positively impacted the loan yield by 8 bps  2Q’25 - $1.7 million; positively impacted the loan yield by 23 bps  Total Loans HFI  $ in Millions  5  Source: Company documents

 Attractive Markets Poised for Organic Growth  Permian Basin Basin  Dallas / Ft. Worth  The Permian Basin is the largest oil producing region in the U.S., spanning West Texas and southeastern New Mexico  Current oil production of ~6.6 million barrels per day, representing ~48% of total U.S. production   Top operators in the region include ExxonMobil, Chevron, Occidental Petroleum, ConocoPhillips and EOG Resources  Largest MSA in Texas and fourth largest in the nation  Steadily expanding population that accounts for over 26% of the state’s population  Created the third most new jobs of any metro area in the U.S. in 2024  Generated more than $790 billion in GDP in 2024 accounting for ~30% of Texas’ total GDP  Houston   Second largest MSA in Texas and fifth largest in the nation  The 6th largest metro economy in the U.S.   Would rank as the 21st largest economy in the world with GDP of more than $750 billion in 2024  Called the “Energy Capital of the World,” the area also boasts the world’s largest medical center and busiest port in the U.S. in 2025  Lubbock Basin  11th largest Texas city with a population exceeding 360,000 people  Major industries in agribusiness, education & research, and healthcare & life sciences, among others  More than 53,000 college students enrolled with ~14,000 graduates annually   A large share graduate with degrees in healthcare, engineering, agriculture and business providing a strong labor pool  6  DFW and Houston data from the BEA, BLS and US Census Bureau  Permian Basin Data from the U.S. EIA  Lubbock data from US Census Bureau, Dallas Fed, and St. Louis Fed

 Major Metropolitan Market Loan Growth  1Q’26 Highlights  Loans HFI in our major metropolitan markets(1) declined $23 million in 1Q’26 as compared to 4Q’25 largely due to the expected early payoff of a $29.7 million multifamily loan  Our major metropolitan market loan portfolio represents 32.4% of the Bank’s total loans HFI on March 31, 2026  Bank of Houston had approximately $627 million in loans at March 31, 2026, providing important scale in Houston, Texas - one of the fastest growing MSAs in the country  Total Metropolitan Market(1) Loans  $ in Millions  7  5.00%  Source: Company documents  (1) The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     Commercial C&D  $   161.0  Residential C&D     227.5  CRE Owner/Occ.  416.7  Other CRE Non Owner/Occ.     569.2  Multi-Family     198.6  C&I     483.2  Agriculture     139.6  1-4 Family     589.0  Auto     256.1  Other Consumer     62.6        Total  $  3,103.5  Fixed vs. Variable Rate   8  Source: Company documents  Data as of March 31, 2026

 Non-Owner Occupied CRE Portfolio  9  Details  NOO CRE was 37.3% of total loans HFI, consistent with 37.0% at December 31, 2025  NOO CRE portfolio is made up of $769.2 million of income producing loans and $387.2 million of construction, acquisition, and development loans  Estimated weighted average LTV of income-producing NOO CRE was 58%  Office NOO CRE loans were 4.5% of total LHI and had a weighted average LTV of 57%  NOO CRE loans past due 90+ days or nonaccrual: 15 basis points of portfolio  NOO CRE(1) Sector Breakdown  Source: Company documents  Data as of March 31, 2026  (1) Non-owner occupied commercial real estate (“NOO CRE”)  Property Type ($ in millions)     Income-producing:   Multi-family  $  198.6   Retail  181.8   Office     140.9   Industrial     149.7   Hospitality     41.8   Other     56.4  Construction, acquisition, and development:      Residential construction     103.4   Other     283.8        Total  $  1,156.4

 Indirect Auto Overview  Indirect Auto Highlights  Indirect auto loans totaled $238.3 million on March 31, 2026, compared to $241.4 million on December 31, 2025  Strong credit quality in the sector, positioned for resiliency across economic cycles(1):  Super Prime Credit (>719): $165.5 million  Prime Credit (719-660): $45.6 million  Near Prime Credit (659-620): $12.7 million  Sub-Prime Credit (619-580): $6.2 million  Deep Sub-Prime Credit (<580): $8.2 million  Loans past due 30+ days: 17 bps of the portfolio  Non-car/truck (RV, boat, etc.) 1% of this portfolio  Indirect Auto Credit Breakdown  10  Source: Company documents  Data as of March 31, 2026  (1) Credit score level most recently obtained

 Noninterest Income Overview  Noninterest Income  $ in Millions  1Q’26 Highlights  Noninterest income was $11.3 million for 1Q’26, compared to $10.9 million for 4Q’25; primarily due to:  An increase of $1.5 million in mortgage banking revenues, mainly due to the quarter-over-quarter change of $915 thousand dollars in the MSR fair value adjustment, as can be seen on the following slide  The increase was partially offset by an $801 thousand loss in a Small Business Investment Company (“SBIC”) investment due to negative performance of one of the companies in the fund  11  Source: Company documents  Note: Mortgage servicing rights fair value (“MSR FV”)

 Mortgage Banking Revenue  Mortgage Servicing Rights Adjustments  $ in Thousands  1Q’26 Highlights  The increase of $1.5 million in mortgage banking revenues was mainly due to a $915 thousand increase in the quarterly MSR FV adjustment as interest rates that effect the value rose in 1Q’26 as compared to the linked quarter  In 1Q’26, MSRs were written up by $250 thousand as compared to a write down of $665 thousand in 4Q’25   12  Source: Company documents  Note: Mortgage servicing rights (“MSR”); Mortgage Banking Revenue (“MBR”); MSR Fair Value (“MSR FV”)     1Q’26  4Q'25  3Q'25  2Q'25  1Q’25  Mortgage Banking Revenue  $  3,918  2,390  2,575  3,606  2,113                       MSR FV Adj.  $  250  (665)  (925)  (156)  (1,585)              MBR Excluding MSR FV Adj  $  3,668  3,055  3,500   3,762  3,698              MSR FV Adj. QoQ Delta  $  915  260  (769)  1,429  (3,035)

 Diversified Revenue Stream  Three Months Ended March 31, 2026  Total Revenues  $54.1 million  Noninterest Income  $11.3 million  13  Source: Company documents

 Net Interest Income and Margin  Net Interest Income & Margin(1)   $ in Millions  1Q’26 Highlights  Net interest income (“NII”) of $42.9 million, compared to $43.0 million in 4Q’25  Net interest margin, calculated on a tax-equivalent basis, was 4.04% in 1Q26, compared to 4.00% in 4Q25. There was problem loan interest and fee recoveries as noted:  1Q’26 - $545 thousand; positively impacted NIM by 5 bps  3Q’25 - $640 thousand; positively impacted the loan yield by 6 bps  2Q’25 NIM - $1.7 million; positively impacted the loan yield by 17 bps  14  3.54%  Source: Company documents  (1) Net interest margin is calculated on a tax-equivalent basis

 Deposit Portfolio  Total Deposits  $ in Millions  1Q’26 Highlights  Total deposits of $4.03 billion at 1Q’26, an increase of $153.5 million from 4Q’25, mainly due to organic growth in retail, commercial, and public fund deposits   Cost of interest-bearing deposits decreased to 2.64% from 2.75% in 4Q’25  Cost of deposits was 197 basis points for 1Q’26, 4 basis points lower than 4Q’25  Noninterest-bearing deposits to total deposits were 25.7% at March 31, 2026  15  Source: Company documents

 Granular Deposit Base & Ample Liquidity  Total Borrowing Capacity  $2.0 Billion  16  Total Deposit Base Breakdown  Average deposit account size is approximately $38 thousand  City Bank’s percentage of estimated uninsured or uncollateralized deposits is 23% of total deposits  City Bank had $2.00 billion of available borrowing capacity through the Federal Home Loan Bank of Dallas (“FHLB”) and the Federal Reserve Bank of Dallas (“FRB”)  No borrowings utilized from these sources during 1Q’26  Source: Company documents  Data as of March 31, 2026

 Credit Quality  1Q’26 Highlights  Nonperforming Ratios  Net Charge-Offs to Average Loans  ACL(1) to Total Loans HFI  17  Provision for credit losses of $260 thousand in 1Q’26, compared to $1.8 million in 4Q’25  The decrease in provision for 1Q’26 as compared to 4Q25 was largely attributable to the decrease in loan balances, a decrease of $4.8 million in nonperforming loans, and a decrease of $460 thousand in loan net charge-offs  Source: Company documents  Allowance for Credit Losses (“ACL”)

 Investment Securities  1Q’26 Highlights  Investment securities totaled $602.9 million, a $35.3 million increase from 4Q’25.  All securities are classified as available for sale  All municipal bonds are in Texas; fair value hedges of $117 million  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  Duration of the securities portfolio was 5.86 years at March 31, 2026  1Q’26 Securities Composition  $602.9  million  Securities & Cash  $ in Millions  18  Source: Company documents

 Noninterest Expense and Efficiency  Noninterest Expense  $ in Millions  1Q’26 Highlights  Noninterest expense increased $2.5 million from 4Q’25, largely attributable to:  An increase of $1.8 million in personnel expenses, mainly the result of annual salary adjustments and higher incentive-based compensation expense  Increase of $1.0 million in acquisition related expenses; total for 1Q’26 was $1.5 million compared to $500 thousand in 4Q’25; these expenses are in professional services and other noninterest expense  Efficiency ratio of 65.3% in 1Q’26 as compared to 61.0% in 4Q’25  19  Source: Company documents

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share(1)  20  Source: Company documents  (1) Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP

 Strong Capital Base  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  21  Source: Company documents  Note: There was a decline in Total Capital at September 30, 2025 as a result of the redemption of $50 million in subordinated debt that was previously included in Tier 2 capital.  (1) Tangible common equity to tangible assets ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP      Tangible Common Equity to Tangible Assets Ratio(1)

 Merger with BOH Holdings, Inc. Completed  Building a Bank for the Future  Houston  Odessa  Austin  Midland  > 1.4%  Situated in some of the highest growth markets in the country  Projected 5-Year Population CAGR  > 1.0%  TX  NM  Lubbock  Dallas  South Plains Branch  (24)  BOH Branch  (2)  22  Strengthens Position in Houston Market  Enhances a top-tier community banking presence in one of the fastest-growing major U.S. MSAs  Creates a more balanced, diversified Texas franchise  Expands SPFI’s commercial and private banking relationships across Houston and surrounding counties  11% accretive to EPS with tangible book value earnback under 3 years  Drives improved profitability metrics and enhances long-term shareholder value  Well-structured transaction providing attractive valuation and low execution risk  Financially Compelling Transaction  Preserves a shared focus on relationship-based client service  Provides leadership depth to support continued expansion across high-growth markets  Strong cultural compatibility ensuring smooth integration and sustained franchise momentum  Adds Key Talent With Aligned Community Values  Source: Company documents

 A Texas-wide Franchise  1Q’26 Combined Pro Forma(1)  Highlights  210 bps  Cost of Deposits  4.02%  Net Interest Margin  Deepens SPFI’s footprint in the high-growth Houston market  Provides meaningful EPS accretion and attractive TBV earnback (<3.0 years)  Strengthens community banking presence with aligned culture and leadership  Consolidated BOH Financials  At or as of the first quarter ended March 31, 2026  Enhances our opportunity to capitalize on recent market disruption  23  $632 million of in loans held for investment with a portfolio yield of 6.94%  $596 million of deposits:  Where noninterest bearing deposits represent 16% of total deposits;  and, interest bearing deposits had a cost of 342 basis points  $15 million in borrowings  NIM was 3.90%  BOH had $226 thousand dollars of noninterest income, and their noninterest expense was $4 million dollars for the first quarter, excluding transaction related expenses  Source: Company documents  (1) At or as of the first quarter ended March 31, 2026

 SPFI’s Core Purpose and Values Align Centered on Relationship-Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP ALL STAKEHOLDERS SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding than helping people succeed and live better.   24

 Appendix  25

 Non-GAAP Financial Measures  26  Source: Company documents  $ in thousands, except per share data  For the quarter ended     March 31,  2026     December 31,  2025     September 30,  2025     June 30,  2025     March 31,  2025  Pre-tax, pre-provision income  Net income  $  14,545  $  15,254  $  16,318  $  14,605  $  12,294  Income tax expense  3,816  3,832  4,342  4,020  3,408  Provision for credit losses  260  1,775  500  2,500  420  Pre-tax, pre-provision income  $  18,621  $  20,861  $  21,160  $  21,125  $  16,122  As of      March 31,  2026     December 31,  2025     September 30,  2025     June 30,  2025     March 31,  2025  Tangible common equity                                            Total common stockholders’ equity  $  504,939     $  493,837     $  $ 477,802     $  $ 454,074     $  $ 443,743  Less:  goodwill and other intangibles     (20,327)        (20,448)        (20,580)        (20,732)        (20,884)                                               Tangible common equity  $  484,612     $  473,389     $  $ 457,222     $  $ 433,342     $  $ 422,859                                               Tangible assets                                            Total assets  $  4,646,374     $  4,480,500     $  $ 4,479,437     $  $ 4,363,674     $  $ 4,405,209  Less:  goodwill and other intangibles     (20,327)        (20,448)        (20,580)        (20,732)        (20,884)                                               Tangible assets  $  4,626,047     $  4,460,052     $  $ 4,458,857     $  $ 4,342,942     $  $ 4,384,325                                               Shares outstanding     16,342,219        16,293,577        16,247,839        16,230,475        16,235,647                                   Total stockholders’ equity to total assets     10.87%     11.02%     10.67%     10.41%     10.07%  Tangible common equity to tangible assets     10.48%     10.61%     10.25%     9.98%     9.64%  Book value per share  $  30.90  $  30.31  $  29.41  $  27.98  $  27.33  Tangible book value per share  $  29.65  $  29.05  $  28.14  $  26.70  $  26.05